Fees Summary	Apr. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	123,245.50
Total Transaction Valuation	805,000,000.00
Total Offset Amount	123,245.50
Net Fee	$ 0.00